UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2016

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-37349	98-1188172
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

11700 Katy Freeway, Suite 300, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 355-8614

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 10, 2016, Nobilis Health Corp. (the “Company”) issued a press release, the text of which is set forth as Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 9, 2016, Marcos Rodriguez was appointed by the Board of Directors (“Board”) of the Company as Chief Accounting Officer of the Company. The Compensation Committee of the Board has determined that Mr. Rodriguez receive an annual salary of $210,000, a bonus of 25% under the Company’s STIP plan, and other benefits (including Company contributions to Mr. Rodriguez’s 401(k) Plan account and health insurance premiums). Mr. Rodriguez will also receive a grant stock options to purchase 75,000 common shares of the Company as soon as reasonably practicable. Mr. Rodriguez, age 40, served for five years as a Director in Complex Financial Reporting and Enterprise Risk at Opportune LLP, a leading international energy consulting firm, where he held various client leadership positions including Controller, Chief Accounting Officer and Director of Internal Audit. Mr. Rodriguez has over 17 years of diversified accounting experience including financial accounting and reporting, technical accounting research, external and internal audits, initial public offering readiness, Sarbanes-Oxley implementations, mergers and acquisitions, Securities and Exchange Commission regulations, and both U.S. Generally Accepted Accounting Principles and International Financial Reporting Standards. Mr. Rodriguez began his career in 1998 with Deloitte & Touche LLP in the audit and enterprise risk practice. Mr. Rodriguez graduated with a B.S. in accounting from Louisiana State University and is a certified public accountant.

Dr. Donald Kramer, age 60, was appointed to the Board and the Nominating and Corporate Governance Committee of the Board effective May 9, 2016. He served on the Company’s Board of Directors from 2010 to 2015 and also served as the Company’s chief executive officer from 2010 to 2014. Dr. Kramer is a board-certified anesthesiologist who is licensed to practice medicine in the State of Texas. After graduation from Jefferson Medical College in 1981, Dr. Kramer practiced general medicine until 1990 when he entered anesthesiology training in New York, followed by pain management fellowships at Harvard University and Texas Tech University. In 1994, Dr. Kramer developed a private clinical practice in Houston from which he retired to direct the Company’s initial public offering in 2007 and became the Company’s first chief executive officer.

ITEM 7.01.	REGULATION FD DISCLOSURE.

     On May 10, 2016, the Company issued a press release, the text of which is set forth as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

     (d) 99.1 Press Release dated May 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

By: /s/ Kenneth Klein

Kenneth Klein
Chief Financial Officer

Date: May 11, 2016

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press Release dated May 10, 2016